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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

  KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Lawrence Butler and Johnny Blanchard, or either of them, his true and lawful attorney-in-fact and agent with full power of substitution or resubstitution, for him and in his name, place and stead, in any and all capacities to sign any or all amendments to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         /s/ Lawrence Butler                       September 28, 1995
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           LAWRENCE BUTLER                                DATE

         /s/ Marshall Butler                       September 28, 1995
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           MARSHALL BUTLER                                DATE

       /s/ Warren Lichtenstein                     September 28, 1995
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         WARREN LICHTENSTEIN                              DATE

       /s/ Donald K. Grierson                      September 28, 1995
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         DONALD K. GRIERSON                               DATE

          /s/ Kenneth Rind                         September 28, 1995
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            KENNETH RIND                                  DATE

          /s/ Frederic Heim                        September 28, 1995
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            FREDERIC HEIM                                 DATE

       /s/ Johnny J. Blanchard                     September 28, 1995
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         JOHNNY J. BLANCHARD                              DATE